Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor No-Load VA and

Ameritas Advisor ClearEdge VUL

Prospectuses Dated May 1, 2025

Supplement Dated January 9, 2026

A majority of independent trustees of Vanguard Variable Insurance Funds, on behalf of Diversified Value Portfolio (the "Portfolio") have approved a restructuring of the Portfolio's investment advisory team, removing Lazard Asset Management LLC as advisor to the Portfolio and adding Aristotle Capital Management, LLC and Harris Associates L.P. as advisors to the Portfolio. Hotchkis and Wiley Capital Management, LLC will remain an advisor of the Portfolio. Therefore, effective immediately, Aristotle Capital Management, LLC and Harris Associates L.P. are added as advisors to the Portfolio Subaccount Investment Option in your Policy prospectus and Lazard Asset Management LLC is removed. The restructuring of the investment advisory arrangements is expected to increase the Portfolio's expense ratio by two basis points, from 0.28% to 0.30%.

Accordingly, effective immediately, the list of underlying portfolios impacted by these changes to your available variable investment options for your Policy are updated as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation and income growth.	Vanguard® Diversified Value Portfolio [5]	0.30%	14.89%	12.24%	9.76%
	Hotchkis and Wiley Capital Management, LLC, Aristotle Capital Management, LLC and Harris Associates L.P.

5	Vanguard is a trademark of The Vanguard Group, Inc.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 933 01-26